Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2019-C – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool 2019-C 053119 Indicative.xlsx,” provided by the Company on June 3, 2019, containing information related to 4,783 automobile retail installment sale contracts (“Receivables”) as of May 31, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the CPS Auto Receivables Trust 2019-C. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Application for Dealer Assignment, or Lien Entry Form.

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we performed the procedures listed below using the Receivable File. The absence of any of the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Receivable File are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File / Company’s Instructions
Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).
Vehicle Type (New or Used)

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

For Sample Receivable #38 and #67, the Vehicle Make and Vehicle Model stated in the Data File were “RAM” and “1500,” respectively. The Vehicle Make and Vehicle Model stated in the Installment Sale Contract were “Dodge” and “RAM 1500,” respectively. The Company instructed us to consider the information to be in agreement given the establishment of the RAM brand in 2010 as a spin-off from the Dodge brand.

Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivable #38 and #67, refer to discussion for the “Vehicle Make” attribute above.

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Portfolio Servic,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

June 26, 2019

The Sample Receivables
Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2019C001	51	2019C051	101	2019C101
2	2019C002	52	2019C052	102	2019C102
3	2019C003	53	2019C053	103	2019C103
4	2019C004	54	2019C054	104	2019C104
5	2019C005	55	2019C055	105	2019C105
6	2019C006	56	2019C056	106	2019C106
7	2019C007	57	2019C057	107	2019C107
8	2019C008	58	2019C058	108	2019C108
9	2019C009	59	2019C059	109	2019C109
10	2019C010	60	2019C060	110	2019C110
11	2019C011	61	2019C061	111	2019C111
12	2019C012	62	2019C062	112	2019C112
13	2019C013	63	2019C063	113	2019C113
14	2019C014	64	2019C064	114	2019C114
15	2019C015	65	2019C065	115	2019C115
16	2019C016	66	2019C066	116	2019C116
17	2019C017	67	2019C067	117	2019C117
18	2019C018	68	2019C068	118	2019C118
19	2019C019	69	2019C069	119	2019C119
20	2019C020	70	2019C070	120	2019C120
21	2019C021	71	2019C071	121	2019C121
22	2019C022	72	2019C072	122	2019C122
23	2019C023	73	2019C073	123	2019C123
24	2019C024	74	2019C074	124	2019C124
25	2019C025	75	2019C075	125	2019C125
26	2019C026	76	2019C076	126	2019C126
27	2019C027	77	2019C077	127	2019C127
28	2019C028	78	2019C078	128	2019C128
29	2019C029	79	2019C079	129	2019C129
30	2019C030	80	2019C080	130	2019C130
31	2019C031	81	2019C081	131	2019C131
32	2019C032	82	2019C082	132	2019C132
33	2019C033	83	2019C083	133	2019C133
34	2019C034	84	2019C084	134	2019C134
35	2019C035	85	2019C085	135	2019C135
36	2019C036	86	2019C086	136	2019C136
37	2019C037	87	2019C087	137	2019C137
38	2019C038	88	2019C088	138	2019C138
39	2019C039	89	2019C089	139	2019C139
40	2019C040	90	2019C090	140	2019C140
41	2019C041	91	2019C091	141	2019C141
42	2019C042	92	2019C092	142	2019C142
43	2019C043	93	2019C093	143	2019C143
44	2019C044	94	2019C094	144	2019C144
45	2019C045	95	2019C095	145	2019C145
46	2019C046	96	2019C096	146	2019C146
47	2019C047	97	2019C097	147	2019C147
48	2019C048	98	2019C098	148	2019C148
49	2019C049	99	2019C099	149	2019C149
50	2019C050	100	2019C100	150	2019C150

___________________________

[1] The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.